UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 8, 2009
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



          Delaware                     000-53319                98-0517683
 ---------------------------           ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


             4 Hamelacha Street, North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)920-8070
                               ------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP


The Registrant was notified by its parent company, DataSafe Group Ltd., or DataSafe, that DataSafe will cease to provide financing to the Registrant, subject to DataSafe's receipt of additional financing. In November 2009, the Registrant signed an agreement with DataSafe, pursuant to which DataSafe agreed to provide $500,000 in loans to the Registrant, effective as of October 1, 2009, bearing annual interest of 10%. To date, DataSafe, the owner of 65% of the Registrant's outstanding shares of common stock, has advanced approximately $1.85 million in loans to the Registrant.

In addition, DataSafe notified the Registrant that it filed a petition with the Israeli court on December 8, 2009 in order to receive a protective order requiring DataSafe's creditors to cease collection attempts (an equivalent to Chapter 11 of the United States Bankruptcy Code).

While the Registrant hopes that DataSafe will be successful in its financing activity, the Registrant's Board of Directors has instructed management to seek alternative financing that will allow the Registrant to continue in business and reach break-even operations. There can be no assurance given that the Registrant will be successful in its efforts or that DataSafe will provide future financing to the Registrant. Previously, the Registrant's independent public accounting firm issued an opinion on the Registrant's consolidated financial statements that states that the Registrant's consolidated financial statements were prepared assuming it will continue as a going concern and further states that its recurring losses from operations, stockholders' deficit and inability to generate sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


      (c)      Exhibits

               Exhibit 99.1 Press Release dated December 8, 2009.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    December 8, 2009

                                            FutureIT Inc.

                                             (Registrant)


                                             By: /s/Shmuel Bachar
                                                 ----------------
                                             Name: Shmuel Bachar
                                             Chairman of the Board
                                             and Chief Executive Officer